EUDA HEALTH

Corporate Presentation July 2022

Strictly Private & Confidential






MEDICAL





Confidentiality and Disclaimer

This confidential presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the "proposed business combination") between Euda Health Limited ("EUDA") and 8i Acquisition 2 Corp ("8i" or the "SPAC") and related transactions and for no other purpose. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute financial investment, tax or legal advice. To the fullest extent permitted by law in no circumstances will EUDA, 8i or any of their respective subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. No representations or warranties, express or implied, is or will be given by EUDA, 8i or any of their respective affiliates, directors, officers, employees or advisors or any other person as to the accuracy, completeness, reasonableness of statements, estimates, targets, projections, assumptions or judgments in this presentation, or in any other written, oral or other communications transmitted otherwise made available to any part in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither EUDA nor 8i has independently verified the data obtained from these sources and cannot assure you of the accuracy or completeness of the data. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of EUDA or the proposed business combination. Viewers of this presentation should each make their own evaluation of EUDA and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. EUDA and 8i disclaim any duty to update the information contained in this presentation.

The information in this presentation is highly confidential. The distribution of this presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by EUDA and 8i and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This presentation contains trademarks, service marks, trade names and copyrights of EUDA, 8i and other companies, which are the property of their respective owners.

Forward-Looking Statements

This document includes certain statements, estimates, targets, forward-looking statements, and projections (collectively, "forward-looking statements") that reflect assumptions made by EUDA concerning anticipated future performance of EUDA and its industry. Such forward-looking statements are based on significant assumptions and subjective judgments concerning anticipated results, which are inherently subject to risks, variability, and contingencies, many of which are beyond EUDA's control. Factors that could cause actual results to differ from these forward-looking statement include, but are not limited to, general economic conditions, the availability and terms of financing, the effects and uncertainties created by the ongoing COVID-19 pandemic, EUDA's limited operating history, changes in regulatory requirements and governmental incentives, competition, and other risks and uncertainties associated with EUDA's research and development activities and commercial production and sales. Such forward-looking statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. EUDA shall not undertake any duty to update these forward-looking statements, or the other information contained in this presentation. EUDA do not make any representation or warranty, express or implied, as to the accuracy or completeness of this document or any other information (whether written or oral) that has been or will be provided to you. Nothing contained herein or in any other oral or written information provided to you is, nor shall be relied upon as, a promise or representation of any kind by EUDA. Without limitation of the foregoing, EUDA expressly disclaims any representation regarding any projections concerning future operating results or any other forward-looking statement contained herein or that otherwise has been or will be provided to you. EUDA shall not be liable to you or any prospective investor or any other person for any information contained herein or that otherwise has been or will be provided to you, or any action heretofore or hereafter taken or omitted to be taken, in connection with this potential transaction. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any business combination; (3) delays in obtaining, or inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any business combination; (4) the risk that any proposed business combination disrupts current plans and operations; (5) the inability to recognize the anticipated benefits or any propose business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and partners and retain key employees; (6) costs related to any proposed business combination; (7) changes in the applicable laws or regulations; (8) the possibility that EUDA or the Combined Company may be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic; (10) other risks and uncertainties separately provided to the recipient and indicated from time to time described in 8i"s filings and future filings by EUDA, 8i and the Combined Company with the U.S. Securities and Exchange Commission. EUDA and 8i caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. EUDA and 8i undertake no obligation to and accepts no obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer Or Solicitation: This communication does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with the Proposed Investment or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful.

Private Placement: The securities to which this presentation relates have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other jurisdiction. This presentation relates to securities that EUDA would intend to offer in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this presentation is accurate or complete. Any representation to the contrary is a criminal offense.

Forward-Looking Statements

Use of Projections: This presentation contains projected financial information with respect to EUDA. Such projected financial information contains forward-looking information and is for illustration purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecasts information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in the presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Financial Information; Non-GAAP Financial Terms: The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”). Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement or registration statement or other report or document to be filed by 8i with the SEC. Furthermore, some of the projected financial information and data contained in this presentation, such as adjusted EBITDA (and related measures), has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). 8i and EUDA believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to EUDA’ financial condition and results of operations. EUDA’ management uses these non-GAAP measures for trends analyses and for budgeting and planning purposes. 8i and EUDA believe that use of these non-GAAP measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing EUDA’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of EUDA does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in EUDA’ financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. You should review EUDA’s audited financial statements, which will be presented in 8i’s proxy statement to be filed with the SEC, and not rely on any single financial measure to evaluate EUDA’s business. A reconciliation of non-GAAP financial measures in the presentation to the most directly comparable GAAP financial measures is not included because, without unreasonable effort, EUDA is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these non-GAAP financial measures.

Trademarks: This presentation contains trademarks, trade names and copyrights of EUDA, 8i and other companies, which are the property of their respective owners.

Additional Information and Where to Find it: This document relates to a proposed transaction between 8i and EUDA. 8i intends to file a proxy statement which will be sent to all 8i shareholders. 8i also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of 8i and EUDA are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by 8i through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by 8i may be obtained free of charge from 8i’s website at www.8iac.com or by written request to 8i at 6 Eu Tong Sen Street, #08-13 Singapore 059817.

Participants in Solicitation: 8i and EUDA and their respective directors and officers may be deemed to be participants in the solicitation of proxies from 8i’s shareholders in connection with the proposed transaction. Information about 8i’s directors and executive officers and their ownership of 8i’s securities is set forth in 8i’s filings with the SEC, including 8i’s Registration Statement on Form S-1, which was filed with the SEC on November 9, 2021. To the extent that holdings of 8i’s securities have changed since the amounts printed on 8i’s Registration Statement on Form S-1, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of these persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Transaction Overview

Strictly Private & Confidential

Transaction Summary

Transaction Structure

The transaction is expected to close in Q4 2022

Post-closing, the combined company will be listed on Nasdaq under ticker symbol "EUDA"

Valuation

- Pro forma enterprise value of the combined company is expected to be approximately $172M with cash on hand of approximately $90M, assuming no redemptions.
- Implies attractive entry multiples of 8.6x 2023 Revenue and 37.7x 2023 EBITDA; 4.3x 2024 Revenue and 13.8x 2024 EBITDA
- Proceeds from the transaction will be product development and other AI technology research, business expansion, and potential strategic investment opportunities.

Pro Forma Valuation (U.S.$M)

Share Price	$10.00
Pro forma shares outstanding (mm)	26.2
Pro Forma Equity Value	**$262**
Less cash to balance sheet	$90
Pro Forma Enterprise Value	**$172**

Capital Structure

The transaction is funded by the issuance of 14M new shares to EUDA shareholders at a deemed value of $10 per share. Existing EUDA shareholders are rolling 100% of their equity and will own 54% of the pro forma equity at closing.

Additional earn-outs of up to 4M shares in total will be issued to EUDA shareholders by:

- achieving the below stock price milestones on any 20 trading days out of 30 trading days post-closing:
  - ✓ Year 1: 1M shares on which share price is ≥ $15
  - ✓ Year 2: 1M shares on which share price is ≥ $20
- achieving the Consolidated Revenue and Net Income:
  - ✓ FY2023: 1M shares on which Revenues are ≥ $20.1M & Net Income of ≥ $3.6M
  - ✓ FY2024: 1M shares on which Revenues are ≥ $40.0M & Net Income of ≥ $10.1M

Ownership

Pre-Combination Ownership



Sponsor shares *, 22%
IPO shareholders, 78%

Pro-Forma Ownership



IPO Shareholders, 36%
Sponsor shares *, 9%
Service providers, 1%
EUDA shareholders, 54%

* includes shares held by 8i Holdings 2 Pte Ltd and Mr. James Tan, 8i's CEO and Chairman

Target Summary

EUDA Health is positioned to disrupt a fast-growing industry ready for

Offering Size and Target Profile

- SPAC has $86.25mm of cash in trust
- Seeks to invest in companies with existing footprints in Asia with the potential to scale their businesses across multiple countries through up-and-coming technology trends such as artificial intelligence, internet of things, encryption, and mobile internet.

Market Opportunity

- Healthcare expenditure in Asia Pacific is projected to grow by 7% annually to US$2.4 trillion by 2022
- Growing need to eliminate travel time, consultation wait time, and provide underserved segments wider access to healthcare.
- Health-tech usage in Southeast Asia grew 400% in 2020 with user engagement persisting post-lockdown.

Source: L.E.K.: Expanding into Asia-Pacific; Market Data Forecast

Financial Highlights

- Projected five-year compound annual growth rate of 98% (2022-2026)
- Long term EBITDA margins of 31%

EUDA Health Business Overview

- Believed to be first-of-its-kind HealthTech company in Southeast Asia offering healthcare solutions that strengthen delivery for effective care outcomes
- Operates on a proprietary unified AI platform, delivering better care and improving the patient experience
- Fully integrated ecosystem for individuals, doctors and employers
- Patients have more personalized, affordable care and improved healthcare outcomes utilizing data and technology

Financial Forecasts (FY2022 – 2026)



Financial Forecast, USD'M
300
200
100
-
150%
100%
50%
13.0
2.1
20.0
54%
4.6
40.0
100%
12.5
100.1
150%
35.3
200.4
100%
72.7
2022F
2023F
2024F
2025F
2026F
Revenue
EBITDA
Revenue growth

Notes:

- *Forecasts are based on Base scenario which projects existing services to further expand in Singapore. The existing services are Medical Urgent Care, Property Management Services and Euda Society (Doctor's Insurance).*
- *The Property Management Service covers the management of properties such as condominiums and shopping malls. Categorized under Home Care Service line from 2023 onward, this service line will eventually evolve to provide home-based medical services to households.*
- *Growth rates are based on the following assumptions:*
  - *Economies of scale (expansion of healthcare, lifestyle & wellness service lines and enablement in Singapore);*
  - *Cross-selling opportunities between the service vertical; and*
  - *Southeast Asia demands i.e., addressing gaps in the identified markets.*
- *Surge in revenue growth is aligned with our projected expansion timeline.*

Mission & Vision

Strictly Private & Confidential



Our Mission and Vision

Objectives and goals of our business

Mission

Make healthcare more affordable and accessible for all our patients, improve patient experience, and deliver improved healthcare outcomes through **personalized** care.

Aim to provide a **one-stop** healthcare and wellness service platform

Vision

Leverage our **disruptive** technology to elevate the quality of healthcare through total care.

Competitive Strengths

Unique Business Model

Unique ecosystem-based business model integrates a full continuum of healthcare services with data analytics to drive improved outcomes for patients

Rapid Diversification

Constant diversification into new business verticals to expand cross-selling opportunities and improve monetization channels

Superior Patient Experience

Integrated one-stop healthcare platform to enhance efficacy of care; proprietary technology enables us to capture greater proportion of the care pathway

Visionary Management

Key management team members have combined 100 years of experience in healthcare, technology, insurance and consumer experience

Expanding Network

Look to expand across Southeast Asia

Industry Overview

Strictly Private & Confidential



Industry Challenges

Rising healthcare spend for insufficient services in an overburdened system

Healthcare spending outpaced economic growth

Global GDP
grew by 3.0% a year

Between 2000 and 2017

2000 | 3.9%/yr | 2017

Global health spending
in real terms grew by 3.9% a year

Source: WHO - Global Spending on Health: A World in Transition, 2019

Aging population straining healthcare resources

The East and South-East Asia Region currently hold about **37%** of the world's population age 65 or above.

By 2025,

10% of Asia's population will be 65 years old and above, a 14% growth over 2021

There will be close to **half a billion people** aged 65 or above in Asia-Pacific.

Source: United Nations - World Population Ageing, 2019

Lack of access to healthcare

Density of Doctor per 1,000 people



New Zealand 3.7
Indonesia 0.4
Malaysia 1.5
Vietnam 0.8
China 2
India 0.9
Singapore 2.3

Source: OECD Health Statistics

Poor medical experience

72% of the people in Asia Pacific consider wait times to be one of the primary issues in the healthcare delivery system

Poor medical service experience

4 hours
Average time to visit a doctor

10 mins
Actual time spent in a doctor consultation

Source: L.E.K.: Expanding into Asia-Pacific and Nikkei Asian Review

EUDA HEALTH

Our Opportunities

The ever-increasing need for technological innovation in healthcare

Primed for healthcare disruption

In Southeast Asia, the COVID-19 pandemic has accelerated Internet usage

$67.3bn 2021 — APAC Healthcare IT Market — $115.9bn 2025 (11.5% CAGR)

Internet penetration rate in Southeast Asia was **69%** as of 2021.

40 million new users in 2020

Source: Market Data Forecast; McKinsey & Company: The future of healthcare in Asia: Digital health ecosystems

Accelerated consumer adoption of health-tech

Advantages of health-tech adoption:

- Elimination of travel time and consultation wait time
- Alleviated the load on healthcare systems
- Prioritized hospitals for patients with more critical illnesses
- Wider access to healthcare for under-served segments

In Southeast Asia, health-tech usage has grown by **400%** in 2020 and has retained its users post-lockdown

Source: Google, Temasek, Bain & Company - e-Conomy SEA, 2020

Platform to improve health and wellness

Chronic diseases remain a significant burden on healthcare systems globally

Cancer

APAC accounts for 50% of global new cancer cases

9.0 million estimated new cancer cases in APAC — 2018 → 2030 (35% Growth) — **12.2 million** estimated new cancer cases in APAC

Diabetes

Diabetic Population in APAC

- **241 million** in 2017
- **334 million** by 2045
- **~9 times** that of the U.S diabetic population

Our healthcare ecosystem platform coupled with an extensive network of medical partners, our healthcare ecosystem platform will promote fitness and dietary guidelines to a wider pool of consumers

Source: L.E.K.: Expanding into Asia-Pacific, L.E.K. research and analysis, WHO, United Nations Population Fund, GLOBOCAN, MIMS, International Diabetes Federation, Alzheimer's Disease International, South China Morning Post, Shae et al. (2016), Singapore Business Review

Business Overview

Strictly Private & Confidential



Business Overview

Reimagining the Future of Modern Healthcare

Overview

Believed to be first-of-its-kind **HealthTech** company offering **healthcare solutions** in Southeast Asia that strengthen delivery for effective care outcomes.

Operates on a **proprietary unified AI platform** that streamlines communication and information flow to deliver better care and **improve** patient experience.

Fully integrated **ecosystem** for individuals, doctors, insurers and employers.

Patients have more **personalized, more affordable care and improved clinical outcomes** utilizing data and technology.



Healthcare
Lifestyle & Wellness
Health Plans
Enablement
Technology Platform
EUDA
Corporates
Consumers
Providers
Insurers



2019

Established

Our Ecosystem-Based Approach

Aimed to serve the Full Spectrum of Care & Wellness and Bridge the Healthcare Delivery System

Employers

Consumers

Providers

Healthcare

- Medical Urgent Care
- Medical Tourism*
- Campus clinics & workplace health*
- Chronic Disease Management*
- Digital Pharmacy*
- Mental Health*
- Medical Emergency Assistance*
- Diagnostics & Monitoring*

Lifestyle & Wellness

- Marketplace*
- Property Management Services (Home Care Services*)
- Fitness*
- Men’s Health*
- Women’s Health*

Enablement

- Electronic Health Record*
- Clinic Management System*
- Human Resource Management
- Claims Management System

Health Plans

- Individual Health*
- Corporate Health*
- Euda Society

** In development*

EUDA HEALTH

Comprehensive Solutions Provider for Consumers

Digital Health systems enabling a range of Consumer-Centric services

Holistic care platform and global network

State of the art blockchain solutions*

Unparalleled support

Scalable data-driven EUDA platform

Cloud-based Decision Support System

Proprietary algorithm to perform digital triage, smart matching, remote patient management and AI-powered treatment recommendations

Smart Wearable Solutions

Remote care kits with ”plug and play” capabilities that enable the wireless connectivity and seamless transfer of medical data

Serverless Blockchain*

Secure and reliable transmission of health records, payments and patient information



Engaging Healthcare Super App

Effective guided achievement optimize user experience

** In development*

Believed to be first Of-its-kind Analytics Platform Dedicated To Healthtech in Southeast Asia

Innovative, Interactive and Dynamic Solutions


System of Record
Claims Management System
Electronic Health Record
Human Resource System
Clinic Management System
Smart Claims*
Smart Match*
Smart Triage*
System of Intelligence*
EUDA
Optimise Workflows and Improve Clinical Outcomes
Core Infrastructure
Better outcomes & long term cost savings
Improve diagnostic accuracy and elevate the quality of medical services.
Convenient & timely access
Enhance consultation & operational efficiency
Better care coordination
Improve customer and employee experience, and optimized referrals

** In development*

Enhanced User Journey Experience



After care
Claims Mgmt
Follow ups
Diagnosis

Selection of Service

- James was pre-onboarded with his own private insurance
- He has a slight chest pain at work, and wishes to see a doctor for it
- Using MyEUDA app, he selects which healthcare service he wants
- Telemedicine option was selected

Digital Claims Management

- System performs Digital Verification of Insurance Eligibility
- Denial Management
- Extraction and Provision of Benefits Information
- Automated Payment Posting

Triaging

- AI Chatbot Questionnaire engages James
- Nurse attends to User after questionnaire
- Medical history auto-retrieved
- Vital health stats recorded

Doctor Diagnosis

- Doctor examines James via telemedicine from his clinic
- Doctor requires James to go for Chest X-Ray after reviewing James' medical history and current vital statistics
- Doctor prescribes painkillers to James for temporary relief

AI Coordination Engine

- Coordinates and automatically book X-Ray appointments at partner clinics, after considering the availabilities of James, his eligible benefits, equipment and specialists.
- Coordinates with Pharmacy to dispense the medicine according to doctor's prescription
- Coordinates with Logistics Partner to pick up and delivery the medicine to James
- Updates health records, payments, insurers

Medicine Delivery

- Pharmacy receives order and payment for prescribed painkillers for James
- Pharmacy prepares the medicine for pickup from Logistics Partner
- Logistics Partner receives instruction to pick up and deliver medicine
- Logistics Partner assigns nearest delivery rider to deliver the medicine
- Delivery Person validates James's identity and passes the medicine to him

Tests

- James goes to the X-Ray clinic on the scheduled date/time
- Minimal wait for him as priority was given to him due to pre-booking
- Test images were automatically distributed to his doctor, who reviewed the X-Ray and assessed it to be normal
- Images were also compared by AI automatically against thousands of records through Machine Learning for comparative studies

Aftercare Services

- James is reminded to take his medicine on time by Digital Nurse
- His diagnosis of the Xray by the doctor is also handled by the digital nurse, who will automatically schedule follow ups if necessary
- His medication is also pre-checked for conflicts with medicines he is currently taking for other ailments, thus he feels assured

EUDA Healthcare Ecosystem

Leveraging our end-to-end expertise in healthcare management to orchestrate the healthcare journey



Digital Nurse Aftercare Services
Personal Insurance
Digital Mental Healthcare
Employee Benefits
Digital Pharmacy & Doorstep Delivery
National Healthcare Schemes
Big Data Analytics on Individual Health Reports
Digital Claims Management
Automated Secondary/Tertiary Healthcare Scheduling
Virtual/Assisted Triaging
Ambulatory Evacuation Services
Virtual Medical Diagnosis
AI Orchestration based on eligible benefits & availabilities

01	**Orchestrating the healthcare ecosystem** with a unique value proposition, based on end-to-end expertise in healthcare management
02	**Improved efficiency** of the healthcare orchestration can lead up to 40% savings for the patient Source: Aidoc: Why an AI OS is critical to the future of hospitals
03	Providing healthcare analytics, taking advantage of state-of-the-art big data, machine learning & AI capabilities to predict health outcomes early

Reliable Accuracy Through Next Generation Technology*


BLOCKCHAIN
Block
Ledger
Distribution
Transaction
Confirmation
Proof of work
Result

Authenticating Patient data

Maintains integrity of health records while establishing a single record. Doctors, hospitals and laboratories can all request patient information that has a record of origin and protects the patient's identity from outside sources.

Authenticating Medicine

Ensuring Medical Supply Chain Management and Drug Traceability/Safety from source to patient.

Authenticating Medical Personnel

Ensuring qualified personnel is treating the patient, and that the qualifications are issued from authorized institutions.

Pandemic Surveillance

Blockchain's timestamps, peer-to-peer health reporting and data processing capabilities can help report disease outbreak in real-time.

Smart Contracts

Distributed ledger technology sets up smart contracts between patients, insurance providers and healthcare professionals to ensure data, treatments and costs are accurate.

** In development*

Sustainable and Diversified Revenue Model

Current Revenue Streams

Revenue Streams

Medical Urgent Care

Hospital/Clinic based outsourced revenue
~54%[1]

Medical Service Fees

Euda Society*

Subscription Fees

Property Management Services

Recurring annual revenue
~43%[1]

Management Service Fees

[1] Based on 2022Q1 results

** Upcoming*

EUDA HEALTH

Sustainable and Diversified Revenue Model

Projected Multiple Monetization Channels

- Transactional
- Subscription
- Recurring income

- Transactional*
- Subscription*
- Advertising*

- Subscription*
- Recurring income*

- Subscription*



Hi, Kelvin!
How can we help you today?
Healthcare
Lifestyle & Wellness
Health Plans
Enablement
Home
Benefits Card
Account

Direct-to-Patient
Patients/end consumers

Healthcare Providers
Hospitals or other medical facilities

Employers
Companies offering health programs

Researchers
Life Science companies or other research institutions

Payers
Insurance companies or government

** In development*

EUDA HEALTH

Competitor Matrix


Digital
Healthcare
Healthcare & Wellness
Traditional
JDH 京东健康
WEDOC
TELADOC.
EUDA HEALTH
babylon
中国平安 PING AN
amazon
IHH Healthcare
INTERNATIONAL SOS
amwell
Raffles MedicalGroup
CVS pharmacy
guardian healthy beauty
AltoHealth General Practice

Our Management Team

Visionary Leadership Team



Dr Kelvin Chen

Founder & CEO

Dr Kelvin Chen has amassed over **15 years** of experience in executive management and in the healthcare sector. He was the former SVP of Healthway Medical.

He holds a Doctorate in Business Administration from the University of South Australia and graduated from University of Greenwich, with a Bachelor's Degree in Computer Science.



Jenifer Goh

President of Operations

Ms Goh has amassed over **10 years** of experience in healthcare marketing & operations, and insurance.

She is currently leading the corporate improvement projects and initiatives that will bring about better health and better value for the health plans.



Steven John Sobak

Chief Financial Officer

Mr Sobak has over **50 years** of experience in healthcare administrative experience covering most aspects of hospital management in both the public and private sectors, in general acute and various specialty facilities.

He holds a Master's Degree in Finance.



Daniel Tan

Chief Technology Officer

Mr Tan has more than **15 years** of experience in high-tech industries including Autonomous Vehicles Development, Complex Underwater Defense Systems and Logistics Platform Technologies.

He holds a Masters in Systems Design & Management from National University of Singapore and multiple professional certifications in Project Management & ITIL.



Dr Keith Lee

Medical Director

Dr Keith completed his medical degree at the National University of Singapore in 2007 and has been in clinical practice since. He.has been active in the medical line for more than **15 years**.

He successfully obtained his Orthopedic Surgery fellowship from the Royal College of Surgeons Edinburgh in 2017.

Financial Performance

Strictly Private & Confidential



Financial Performance
Strong Underlying Business Model



Historical Financials, USD'M
+19%
8.88
4.99
0.60
10.54
6.30
1.32
-
2020A
2021A
Revenue
COGS
EBITDA

Financial Forecast

For FY2022 to FY2026



Financial Forecast, USD'M
250
200
150
100
50
-
150%
130%
110%
90%
70%
50%
13.0
2.1
20.0
54%
4.6
40.0
100%
12.5
100.1
150%
35.3
200.4
100%
72.7
2022F
2023F
2024F
2025F
2026F
Revenue
EBITDA
Revenue growth

Notes:

- *Forecasts are based on Base scenario which projects existing services to further expand in Singapore. The existing services are Medical Urgent Care, Property Management Services and Euda Society (Doctor's Insurance).*
- *The Property Management Service covers the management of properties such as condominiums and shopping malls. Categorized under Home Care Service line from 2023 onward, this service line will eventually evolve to provide home-based medical services to households.*
- *Growth rates are based on the following assumptions:*
    - *Economies of scale (expansion of healthcare, lifestyle & wellness service lines and enablement in Singapore);*
    - *Cross-selling opportunities between the service vertical; and*
    - *Southeast Asia demands i.e., addressing gaps in the identified markets.*
- *Surge in revenue growth is aligned with our projected expansion timeline.*

Financial Forecast

Revenue Breakdown

Three broad service care lines in Singapore:

- Healthcare – Medical Urgent Care
- Lifestyle & Wellness – Property Management Services and Home Care Services
- Health Plans – Medical Emergency Assistance and Euda Society (Doctor's Insurance)



Revenue by Service Care Line, USD'M
8.2
4.8
-
12.0
6.5
1.5
25.1
11.5
3.4
55.7
35.4
9.0
95.8
86.9
17.7
2022F
2023F
2024F
2025F
2026F
Healthcare
LifeStyle & Wellness
Health Plans

EUDA HEALTH

Valuation

Qualitative and Quantitative Approach

Qualitative Approach



Software & Technology
Trade Secrets, Confidential Info & Know-how
Data
Content (including designs)
Network & Relationships
Brand
Functional
Reputational
EUDA
HEALTH

Quantitative Approach



$150M

1 Income Approach

Our projections for each service lines are based on various assumptions:

- Roll-out periods
- Growth rates
- Number of members
- Number of transactions
- Fees charged

The underlying revenue and profit forecast are aligned to our strategic expansion plan which covers the expansion of our service lines in existing markets and entry into new markets.

2 Market Approach

Comparing trading multiples from a list of companies from the healthcare technology sector.

Implied Enterprise Value Range

Competitive Strengths & Growth Strategies

Strictly Private & Confidential



Growth Strategies

Drive Greater Adoption with our Existing Clients

- Drive greater adoption among existing populations who have become more comfortable with digital health.
- Increase awareness by adding new and complementary products and services.
- Use targeted patient and provider engagement campaigns and best practice training to increase usage across our platform.

Increase Penetration by Adding New Clients

- Continue to invest in our direct sales force and channel management capabilities.
- Our B2B2C business model is expected to drive higher growth and reduce customer acquisition cost, compared to a direct B2C model.
- Invest heavily in marketing technologies and support staff.

Invest in New Clinical Specialities and Expand Across Care Settings

- Leverage our highly scalable platform by expanding into new clinical specialties and increase penetration amongst current clients.
- Eliminate the gaps in continuity of care.
- Prove coordinated care along the healthcare continuum.

Growth Strategies - continued

Invest in Digitalization and Innovation for Digital Care

- Invest in new technologies to expand the reach of our digital platform.
- Continuous investment in AI technology to expand patient engagement while promoting better care coordination and reducing cost of care.
- Expand use cases by investing in interoperability, including remote patient monitoring, advanced analytics and lab services.

Leverage Existing Sales Channels and Penetrate New Markets

- Leverage on our highly effective distribution network to commit incremental sales and marketing resources to SMEs to increase our penetration in this market.
- Further penetrate the provider market, notably hospitals and group physician practices.
- Expand into health insurance exchanges, an attractive new sales channel.

International Expansion and Focused Acquisitions

- Explore joint internationals offerings with our existing partners and strategic investors.
- Pursue strategic and complementary acquisitions to support our clients' needs.
- Our acquisition strategy focus remains on acquiring technologies, products, capabilities, clinical specialties and distribution channels.

Growth Potential

Our Potential Vs Current Market

$115.9B

Market trends will drive demand for services enabling Euda to capitalize on its provider centric strategy platform for expansion.

Industry is shifting towards outpatient settings to reduce care cost.

Convenience is also driving the rise of ambulatory care.

Industry is shifting towards outpatient settings to reduce care cost.

With the increase in the number of out patient settings and patient inflow, demand and usage of healthcare IT solutions in outpatient settings will increase.

EUDA HEALTH

2025

Source: Markets and Markets, Market Data Forecast; McKinsey & Company: The future of healthcare in Asia: Digital health ecosystems

Investment Highlights

Our Value Creation Approach

Growth Opportunities



- Healthcare expenditure in Asia-Pacific is projected to grow by 7% annually to US$2.4 trillion by 2022.[1]
- Confluence of healthcare data and AI is accelerating the speed of innovation in healthcare.
- The growing and aging population, increasing prevalence of chronic diseases, and a rise in consumerism among patients.

Value Creation



- Southeast Asia's first unified AI-driven health and wellness platform.
- Empowering consumers, providers, health systems to improved outcomes, quality and access of healthcare.

Synergies Realization



- Maximizing revenue growth by achieving economies of scale (expansion of healthcare and wellness service lines across the identified markets).
- Realizing cross-selling opportunities between the service verticals.

Leverage Growth



- Strategic acquisition to unlock value for shareholders and stakeholders of the company.
- Diverse and extensive network of partners across the region.
- Healthcare assets are attracting greater levels of capital. Investors are drawn to the robust demand of an aging population for healthcare services.

[1] Source: L.E.K.: Expanding into Asia-Pacific,

EUDA HEALTH

EUDA HEALTH

Thank You

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